UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07377

Morgan Stanley Capital Opportunities Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	November 30, 2010

Date of reporting period:	May 31, 2010

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Capital Opportunities Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the six months ended May 31, 2010

Total Return for the 6 Months Ended May 31, 2010
Class A	Class B	Class C	Class I	Russell 3000® Growth Index[1]	Lipper Multi-Cap Growth Funds Index[2]
2.50%	2.08%	2.09%	2.58%	1.68%	4.05%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

During the six-month period ended May 31, 2010, concerns about the strength of the global economic recovery dampened the stock market rally that had begun in March of 2009. Although the U.S. economy continued to grow at a positive rate during the period, investors worried about ongoing weakness in housing and labor data. Sovereign debt problems in some southern European countries also dampened investor sentiment, contributing to fears of a potential double-dip recession in developed countries.

We have seen significant volatility in the second quarter of 2010. Rather than focusing on short-term volatility, our team continues to maintain a three- to five-year outlook, assessing the quality, the nature and sustainability of competitive advantage, and balance sheet strength of individual companies.

Performance Analysis

All share classes of Morgan Stanley Capital Opportunities Trust outperformed the Russell 3000® Growth Index (the "Index") and underperformed the Lipper Multi-Cap Growth Funds Index for the six months ended May 31, 2010, assuming no deduction of applicable sales charges.

Outperformance relative to the Index was driven by stock selection and an overweight position in technology. Within the sector, computer services software and systems was the leading industry. An avoidance of the consumer staples sector also benefited relative performance during the period. While we do cover the sector, we believe there have been more attractive opportunities in other areas of the market recently. It is our view that there is little value added in owning a position in a sector just to gain exposure. Our process invests purely on a bottom-up basis and sector allocations are simply an output of that approach. Other positive contributors to relative results included stock selection in the energy sector, although an overweight there did detract. The majority of the portfolio's exposure within the sector was in natural gas producers. These holdings did not contribute positively to relative performance, but did perform better than the majority of the other companies within the sector.

However, other investments were unfavorable to performance. Stock selection in materials and processing was the largest detractor from relative performance, largely due to the fertilizers industry. Both stock selection and an overweight in financial services dampened relative gains. Within the sector, the financial data and systems industry was particularly detrimental. The consumer discretionary sector was another area of relative weakness during the period, where both stock selection and an underweight were disadvantageous to relative performance. Diversified retail was the sector's chief lagging industry.

It is our goal to hold a portfolio of high-quality growth stocks we believe may perform well regardless of the market environment. We continue to favor companies that we believe have some uniqueness or dynamic competitive advantage in their business model, with a high-quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 05/31/10
Apple Inc.	8.3%
Amazon.com, Inc.	6.6
Baidu, Inc. (ADR)	6.4
Tencent Holdings Ltd	6.3
Google Inc. (Class A)	5.9
Ctrip.com International Ltd. (ADR)	3.9
Salesforce.com Inc.	3.8
Brookfield Asset Management, Inc. (Class A)	3.7
Wynn Resorts Ltd.	3.7
Ultra Petroleum Corp.	3.6
TOP FIVE INDUSTRIES as of 05/31/10
Internet Software & Services	18.6%
Computer & Peripherals	11.3
Hotels, Restaurants & Leisure	7.6
Internet & Catalog Retail	6.6
Diversified Financial Services	6.6

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five industries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 65 percent of its assets in a portfolio of common stocks of companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Russell 3000® Growth Index, which as of December 31, 2009 was between $13.0 million and $332.7 billion. The Fund's investments in equity securities may include convertible securities. The Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Fund may also use derivative instruments as discussed in the Fund's prospectus. These derivative instruments will be counted toward the 65 percent policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Average Annual Total Returns—Period Ended May 31, 2010
Symbol	Class A Shares* (since 07/28/97) CPOAX	Class B Shares** (since 02/27/96) CPOBX	Class C Shares† (since 07/28/97) CPOCX	Class I Shares†† (since 07/28/97) CPODX
1 Year	28.24%[3] 21.51 [4]	27.27%[3] 22.27 [4]	27.22%[3] 26.22 [4]	28.55%[3] —
5 Years	6.19 [3] 5.05 [4]	5.40 [3] 5.08 [4]	5.40 [3] 5.40 [4]	6.46 [3] —
10 Years	–4.70 [3] –5.22 [4]	–5.28 [3] –5.28 [4]	–5.41 [3] –5.41 [4]	–4.49 [3] —
Since Inception	5.26 [3] 4.82 [4]	4.93 [3] 4.93 [4]	4.48 [3] 4.48 [4]	5.50 [3] —
Gross Expense Ratio	1.46	2.21	2.21	1.21

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges. Expense ratios are as of each Fund's fiscal year end as outlined in the Fund's current prospectus.

Keep in mind that high, double-digit and/or triple-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

(1)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Multi-Cap Growth Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 12/01/09 – 05/31/10.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	12/01/09	05/31/10	12/01/09 – 05/31/10
Class A
Actual (2.50% return)	$1,000.00	$1,025.00	$6.87
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.15	$6.84
Class B
Actual (2.08% return)	$1,000.00	$1,020.80	$10.63
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.41	$10.60
Class C
Actual (2.09% return)	$1,000.00	$1,020.90	$10.63
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.41	$10.60
Class I
Actual (2.58% return)	$1,000.00	$1,025.80	$5.61
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.40	$5.59

  @  Expenses are equal to the Fund's annualized expense ratios of 1.35%, 2.10%, 2.10% and 1.10% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Morgan Stanley Capital Opportunities Trust

Portfolio of Investments  ■  May 31, 2010 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (95.3%)
	Air Freight & Logistics (2.3%)
183,130	Expeditors International of Washington, Inc.	$6,993,735
	Capital Markets (3.3%)
141,066	Greenhill & Co., Inc.	9,774,463
	Chemicals (2.6%)
153,695	Monsanto Co.	7,818,465
	Computers & Peripherals (11.3%)
96,469	Apple, Inc. (a)	24,807,968
289,272	Teradata Corp. (a)	9,239,348
		34,047,316
	Distributors (3.5%)
2,390,465	Li & Fung Ltd. (Bermuda) (b)(c)	10,611,383
	Diversified Financial Services (6.6%)
899,388	BM&F Bovespa SA (Brazil)	6,023,187
267,329	Leucadia National Corp. (a)	5,859,852
265,352	MSCI, Inc. (Class A) (a)	7,867,687
		19,750,726
	Health Care Technology (1.7%)
202,246	athenahealth, Inc. (a)	5,007,611
	Hotels, Restaurants & Leisure (7.6%)
300,789	Ctrip.com International Ltd. (ADR) (Cayman Islands) (a)	11,848,078
131,410	Wynn Resorts Ltd.	11,022,671
		22,870,749
	Information Technology Services (5.2%)
48,760	Mastercard, Inc. (Class A)	9,838,305
400,242	Redecard SA (Brazil)	5,828,521
		15,666,826
	Internet & Catalog Retail (6.6%)
159,186	Amazon.com, Inc. (a)	19,971,476

NUMBER OF SHARES		VALUE
	Internet Software & Services (18.6%)
262,390	Baidu, Inc. (ADR) (Cayman Islands) (a)	$19,209,572
36,476	Google, Inc. (Class A) (a)	17,697,426
996,800	Tencent Holdings Ltd. (Cayman Islands) (b)(c)	18,974,417
		55,881,415
	Life Sciences Tools & Services (5.5%)
215,462	Illumina, Inc. (a)	9,058,022
121,689	Techne Corp.	7,368,269
		16,426,291
	Oil, Gas & Consumable Fuels (5.9%)
151,852	Range Resources Corp.	6,825,747
237,876	Ultra Petroleum Corp. (Canada) (a)	10,947,054
		17,772,801
	Professional Services (5.3%)
175,714	CoStar Group, Inc. (a)	7,163,860
293,651	Verisk Analytics, Inc. (Class A) (a)	8,882,943
		16,046,803
	Real Estate Management & Development (3.7%)
465,588	Brookfield Asset Management, Inc. (Class A) (Canada)	11,090,306
	Semiconductors & Semiconductor Equipment (1.8%)
312,159	Tessera Technologies, Inc. (a)	5,425,323
	Software (3.8%)
132,831	Salesforce.com, Inc. (a)	11,493,866
	Total Common Stocks (Cost $236,210,943)	286,649,555

See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust

Portfolio of Investments  ■  May 31, 2010 (unaudited) continued

NUMBER OF SHARES		VALUE
	Convertible Preferred Stock (0.6%)
	Auto - Cars/Light Trucks
580,266	Better Place, LLC (Cost $1,740,798) (c)(d)	$1,740,798
NUMBER OF SHARES (000)
	Short-Term Investment (4.2%)
	Investment Company
12,609	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $12,609,295)	12,609,295
Total Investments (Cost $250,561,036) (e)(f)	100.1%	300,999,648
Liabilities in Excess of Other Assets	(0.1)	(437,117)
Net Assets	100.0%	$300,562,531

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Security trades on a Hong Kong exchange.

  (c)  Securities with a total market value equal to $31,326,598 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 2.

  (d)  Illiquid security. Resale is restricted to qualified institutional investors.

  (e)  Securities have been designated as collateral in connection with open forward foreign currency contracts.

  (f)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $74,475,472 and the aggregate gross unrealized depreciation is $24,036,860 resulting in net unrealized appreciation of $50,438,612.

Forward Foreign Currency Contracts Open at May 31, 2010:

CONTRACTS TO DELIVER		IN EXCHANGE FOR	DELIVERY DATE	UNREALIZED DEPRECIATION
HKD	398,720	$51,181	06/01/2010	$(19)

Currency Abbreviations:

HKD  Hong Kong Dollar.

Summary of Investments

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Internet Software & Services	$55,881,415		18.6%
Computers & Peripherals	34,047,316		11.3
Hotels, Restaurants & Leisure	22,870,749		7.6
Internet & Catalog Retail	19,971,476		6.6
Diversified Financial Services - FDIC Guaranteed	19,750,726		6.6
Oil, Gas & Consumable Fuels	17,772,801		5.9
Life Sciences Tools & Services	16,426,291		5.5
Professional Services	16,046,803		5.3
Information Technology Services	15,666,826		5.2
Investment Company	12,609,295		4.2
Software	11,493,866		3.8
Real Estate Management & Development	11,090,306		3.7
Distributors	10,611,383		3.5
Capital Markets - FDIC Guaranteed	9,774,463		3.2
Chemicals	7,818,465		2.6
Air Freight & Logistics	6,993,735		2.3
Semiconductors & Semiconductor Equipment	5,425,323		1.8
Health Care Technology	5,007,611		1.7
Auto - Cars/Light Trucks	1,740,798		0.6
	$300,999,648	^	100.0%

  ^  Does not include open forward foreign currency contracts with unrealized depreciation of $19.

See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust

Financial Statements

Statement of Assets and Liabilities

May 31, 2010 (unaudited)

Assets:
Investments in securities, at value (cost $237,951,741)	$288,390,353
Investment in affiliate, at value (cost $12,609,295)	12,609,295
Cash (including foreign currency valued at $80,197 with a cost of $80,164)	80,197
Receivable for:
Dividends	151,553
Shares of beneficial interest sold	72,533
Dividends from affiliate	2,107
Prepaid expenses and other assets	25,876
Total Assets	301,331,914
Liabilities:
Unrealized depreciation on open forward foreign currency contracts	19
Payable for:
Shares of beneficial interest redeemed	241,247
Investment advisory fee	172,482
Transfer agent fee	118,380
Distribution fee	91,962
Administration fee	20,871
Accrued expenses and other payables	124,422
Total Liabilities	769,383
Net Assets	$300,562,531
Composition of Net Assets:
Paid-in-capital	$735,747,186
Net unrealized appreciation	50,438,626
Accumulated net investment loss	(1,563,795)
Accumulated net realized loss	(484,059,486)
Net Assets	$300,562,531
Class A Shares:
Net Assets	$225,665,000
Shares Outstanding (unlimited shares authorized, $.01 par value)	11,021,316
Net Asset Value Per Share	$20.48
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$21.61
Class B Shares:
Net Assets	$26,093,620
Shares Outstanding (unlimited shares authorized, $.01 par value)	1,397,703
Net Asset Value Per Share	$18.67
Class C Shares:
Net Assets	$22,847,679
Shares Outstanding (unlimited shares authorized, $.01 par value)	1,228,581
Net Asset Value Per Share	$18.60
Class I Shares:
Net Assets	$25,956,232
Shares Outstanding (unlimited shares authorized, $.01 par value)	1,232,110
Net Asset Value Per Share	$21.07

Statement of Operations

For the six months ended May 31, 2010 (unaudited)

Net Investment Loss: Income
Dividends (net of $29,632 foreign withholding tax)	$1,055,060
Dividends from affiliate	7,234
Interest	1,421
Total Income	1,063,715
Expenses
Investment advisory fee	1,047,315
Distribution fee (Class A shares)	286,543
Distribution fee (Class B shares)	156,246
Distribution fee (Class C shares)	121,269
Transfer agent fees and expenses	396,745
Administration fee	125,053
Shareholder reports and notices	64,053
Professional fees	30,768
Registration fees	24,701
Custodian fees	19,684
Trustees' fees and expenses	4,227
Other	16,014
Total Expenses	2,292,618
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(6,418)
Net Expenses	2,286,200
Net Investment Loss	(1,222,485)
Realized and Unrealized Gain: Realized Gain (Loss) on:
Investments	5,913,413
Forward foreign currency contracts	(5,034)
Foreign currency translation	88
Net Realized Gain	5,908,467
Change in Unrealized Appreciation/Depreciation on:
Investments	3,287,776
Forward foreign currency contracts	(19)
Foreign currency translation	33
Net Change in Unrealized Appreciation/Depreciation	3,287,790
Net Gain	9,196,257
Net Increase	$7,973,772

See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED MAY 31, 2010	FOR THE YEAR ENDED NOVEMBER 30, 2009
	(unaudited)
Increase (Decrease) in Net Assets: Operations:
Net investment loss	$(1,222,485)	$(1,327,384)
Net realized gain (loss)	5,908,467	(3,177,804)
Net change in unrealized appreciation/depreciation	3,287,790	131,284,371
Net Increase	7,973,772	126,779,183
Net decrease from transactions in shares of beneficial interest	(16,018,931)	(48,201,725)
Net Increase (Decrease)	(8,045,159)	78,577,458
Net Assets:
Beginning of period	308,607,690	230,030,232
End of Period (Including accumulated net investment loss of $1,563,796 and $341,310, respectively)	$300,562,531	$308,607,690

See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust

Notes to Financial Statements  ■  May 31, 2010 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Capital Opportunities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund was organized as a Massachusetts business trust on October 17, 1995 and commenced operations on February 27, 1996. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) An equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued

Morgan Stanley Capital Opportunities Trust

Notes to Financial Statements  ■  May 31, 2010 (unaudited) continued

by an outside pricing service approved by the Fund's Trustees; (7) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on forward contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency translation gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State

Morgan Stanley Capital Opportunities Trust

Notes to Financial Statements  ■  May 31, 2010 (unaudited) continued

and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended November 30, 2009 remains subject to examination by taxing authorities.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through the date of issuance of these financial statements.

I. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification

Morgan Stanley Capital Opportunities Trust

Notes to Financial Statements  ■  May 31, 2010 (unaudited) continued

of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in  determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is the summary of the inputs used as of May 31, 2010 in valuing the Fund's investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT MAY 31, 2010 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL INVESTMENTS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Assets:
Common Stocks
Air Freight & Logistics	$6,993,735	$6,993,735	—	—
Capital Markets	9,774,463	9,774,463	—	—
Chemicals	7,818,465	7,818,465	—	—
Computers & Peripherals	34,047,316	34,047,316	—	—
Distributors	10,611,383	—	$10,611,383	—
Diversified Financial Services	19,750,726	19,750,726	—	—
Health Care Technology	5,007,611	5,007,611	—	—
Hotels, Restaurants & Leisure	22,870,749	22,870,749	—	—
Information Technology Services	15,666,826	15,666,826	—	—
Internet & Catalog Retail	19,971,476	19,971,476	—	—
Internet Software & Services	55,881,415	36,906,998	18,974,417	—
Life Sciences Tools & Services	16,426,291	16,426,291	—	—
Oil, Gas & Consumable Fuels	17,772,801	17,772,801	—	—
Professional Services	16,046,803	16,046,803	—	—
Real Estate Management & Development	11,090,306	11,090,306	—	—
Semiconductors & Semiconductor Equipment	5,425,323	5,425,323	—	—
Software	11,493,866	11,493,866	—	—
Total Common Stocks	286,649,555	257,063,755	29,585,800	—

Morgan Stanley Capital Opportunities Trust

Notes to Financial Statements  ■  May 31, 2010 (unaudited) continued

		FAIR VALUE MEASUREMENTS AT MAY 31, 2010 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL INVESTMENTS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Convertible Preferred Stocks	$1,740,798	—	—	$1,740,798
Short-Term Investment - Investment Company	12,609,295	$12,609,295	—	—
Total	$300,999,648	$269,673,050	$29,585,800	$1,740,798
Liabilities:
Forward Foreign Currency Contract	$(19)	—	$(19)	—

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES
Beginning Balance	$—
Net purchases (sales)	1,740,798
Amortization of discount	—
Transfers in and/or out	—
Change in unrealized appreciation/depreciation	—
Realized gains (losses)	—
Ending Balance	$1,740,798
Net change in unrealized appreciation/ depreciation from investments still held as of May 31, 2010	$—

3. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below is a specific type of derivative financial instrument used by the Fund.

Morgan Stanley Capital Opportunities Trust

Notes to Financial Statements  ■  May 31, 2010 (unaudited) continued

Forward Foreign Currency Contracts The Fund may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

During the six months ended May 31, 2010, the value of forward foreign currency contracts opened and closed were $3 and $3,203,555, respectively.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of May 31, 2010.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE	LIABILITY DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE
	Unrealized appreciation		Unrealized depreciation
	on open forward		on open forward
Foreign Currency Risk	foreign currency contracts	—	foreign currency contracts	$(19)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the six months ended May 31, 2010.

AMOUNT OF REALIZED LOSS ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FORWARD FOREIGN CURRENCY
Foreign Currency Risk	$(5,034)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FORWARD FOREIGN CURRENCY
Foreign Currency Risk	$(19)

4. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% to the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Capital Opportunities Trust

Notes to Financial Statements  ■  May 31, 2010 (unaudited) continued

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Plan (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Plan's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B shares; and (iii) Class C — up to 1.0% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $78,914,790 at May 31, 2010.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the six months ended May 31, 2010, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended May 31, 2010, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $113, $15,987 and $1,047, respectively and received $15,627 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

Morgan Stanley Capital Opportunities Trust

Notes to Financial Statements  ■  May 31, 2010 (unaudited) continued

6. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For the six months ended May 31, 2010, advisory fees paid were reduced by $6,418 relating to the Fund's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as "dividends from affiliate" in the Statement of Operations and totaled $7,234 for the six months ended May 31, 2010. During the six months ended May 31, 2010, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class aggregated $39,251,927 and $38,203,589, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended May 31, 2010 aggregated $11,928,811 and $29,768,227, respectively. Included in the aforementioned transactions is a purchase of $845,036 with another Morgan Stanley fund.

For the six months ended May 31, 2010, the Fund incurred brokerage commissions of $3,107 with Morgan Stanley & Co., Inc. an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser and Distributor, is the Fund's transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Morgan Stanley Capital Opportunities Trust

Notes to Financial Statements  ■  May 31, 2010 (unaudited) continued

As of November 30, 2009, the Fund had temporary book/tax differences primarily attributable to post-October losses (foreign currency losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year) and capital loss deferrals on wash sales.

8. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED MAY 31, 2010		FOR THE YEAR ENDED NOVEMBER 30, 2009
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	1,159,205	$23,587,459	1,243,912	$18,842,049
Conversion from Class B	48,398	998,678	129,047	1,942,574
Redeemed	(1,247,625)	(25,883,853)	(2,429,680)	(36,208,728)
Net decrease — Class A	(40,022)	(1,297,716)	(1,056,721)	(15,424,105)
CLASS B SHARES
Sold	31,717	606,195	139,281	1,909,700
Conversion to Class A	(52,992)	(998,678)	(140,421)	(1,942,574)
Redeemed	(468,293)	(8,817,205)	(1,554,005)	(21,066,283)
Net decrease — Class B	(489,568)	(9,209,688)	(1,555,145)	(21,099,157)
CLASS C SHARES
Sold	33,554	631,262	106,166	1,528,349
Redeemed	(150,373)	(2,819,671)	(334,157)	(4,569,882)
Net decrease — Class C	(116,819)	(2,188,409)	(227,991)	(3,041,533)
CLASS I SHARES
Sold	54,208	1,142,315	134,539	2,158,827
Redeemed	(211,407)	(4,465,433)	(739,085)	(10,795,757)
Net decrease — Class I	(157,199)	(3,323,118)	(604,546)	(8,636,930)
Net decrease in Fund	(803,608)	$(16,018,931)	(3,444,403)	$(48,201,725)

9. New Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this new guidance on the Fund's financial statements, if any, is currently being assessed by the Fund's management.

Morgan Stanley Capital Opportunities Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX		FOR THE YEAR ENDED NOVEMBER 30,
	MONTHS ENDED
	MAY 31, 2010		2009		2008		2007		2006	2005
	(unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$19.98		$12.25		$23.77		$20.27		$18.66	$14.76
Income (loss) from investment operations:
Net investment loss(1)	(0.07)		(0.06)		(0.14)		(0.02)		(0.17)	(0.17)
Net realized and unrealized gain (loss)	0.57		7.79		(11.38)		3.52		1.78	4.07
Total income (loss) from investment operations	0.50		7.73		(11.52)		3.50		1.61	3.90
Net asset value, end of period	$20.48		$19.98		$12.25		$23.77		$20.27	$18.66
Total Return(2)	2.50	%(6)	63.10%		(48.46)%		17.27%		8.63%	26.42%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.35	%(4)(7)	1.46	%(4)	1.32	%(4)	1.32	%(4)	1.55%	1.48%
Net investment loss	(0.67	)%(4)(7)	(0.37	)%(4)	(0.68	)%(4)	(0.15	)%(4)	(0.88)%	(1.03)%
Rebate from Morgan Stanley affiliate	0.01	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$225,665		$221,050		$148,420		$276,064		$136,788	$121,998
Portfolio turnover rate	4	%(6)	20%		32%		60%		57%	88%

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust

Financial Highlights continued

	FOR THE SIX		FOR THE YEAR ENDED NOVEMBER 30,
	MONTHS ENDED
	MAY 31, 2010		2009		2008		2007		2006	2005
	(unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$18.29		$11.29		$22.08		$18.98		$17.57	$14.02
Income (loss) from investment operations:
Net investment loss(1)	(0.14)		(0.16)		(0.28)		(0.20)		(0.29)	(0.26)
Net realized and unrealized gain (loss)	0.52		7.16		(10.51)		3.30		1.70	3.81
Total income (loss) from investment operations	0.38		7.00		(10.79)		3.10		1.41	3.55
Net asset value, end of period	$18.67		$18.29		$11.29		$22.08		$18.98	$17.57
Total Return(2)	2.08	%(6)	61.86%		(48.82)%		16.33%		7.84%	25.53%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	2.10	%(4)(7)	2.21	%(4)	2.08	%(4)	2.08	%(4)	2.30%	2.23%
Net investment loss	(1.42	)%(4)(7)	(1.12	)%(4)	(1.44	)%(4)	(0.91	)%(4)	(1.63)%	(1.78)%
Rebate from Morgan Stanley affiliate	0.01	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$26,094		$34,517		$38,878		$157,414		$96,737	$143,995
Portfolio turnover rate	4	%(6)	20%		32%		60%		57%	88%

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust

Financial Highlights continued

	FOR THE SIX		FOR THE YEAR ENDED NOVEMBER 30,
	MONTHS ENDED
	MAY 31, 2010		2009		2008		2007		2006	2005
	(unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$18.22		$11.25		$22.00		$18.90		$17.51	$13.96
Income (loss) from investment operations:
Net investment loss(1)	(0.13)		(0.16)		(0.27)		(0.18)		(0.29)	(0.26)
Net realized and unrealized gain (loss)	0.51		7.13		(10.48)		3.28		1.68	3.81
Total income (loss) from investment operations	0.38		6.97		(10.75)		3.10		1.39	3.55
Net asset value, end of period	$18.60		$18.22		$11.25		$22.00		$18.90	$17.51
Total Return(2)	2.09	%(6)	61.96%		(48.86)%		16.40%		7.82%	25.57%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	2.10	%(4)(7)	2.21	%(4)	2.07	%(4)	2.08	%(4)	2.30%	2.19%
Net investment loss	(1.42	)%(4)(7)	(1.12	)%(4)	(1.43	)%(4)	(0.91	)%(4)	(1.63)%	(1.74)%
Rebate from Morgan Stanley affiliate	0.01	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$22,848		$24,511		$17,700		$40,213		$15,230	$14,909
Portfolio turnover rate	4	%(6)	20%		32%		60%		57%	88%

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust

Financial Highlights continued

	FOR THE SIX		FOR THE YEAR ENDED NOVEMBER 30,
	MONTHS ENDED
	MAY 31, 2010		2009		2008		2007		2006	2005
	(unaudited)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$20.54		$12.55		$24.30		$20.68		$18.97	$14.98
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.05)		(0.02)		(0.09)		0.02		(0.12)	(0.12)
Net realized and unrealized gain (loss)	0.58		8.01		(11.66)		3.60		1.83	4.11
Total income (loss) from investment operations	0.53		7.99		(11.75)		3.62		1.71	3.99
Net asset value, end of period	$21.07		$20.54		$12.55		$24.30		$20.68	$18.97
Total Return(2)	2.58	%(6)	63.54%		(48.31)%		17.50%		8.96%	26.70%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.10	%(4)(7)	1.21	%(4)	1.08	%(4)	1.08	%(4)	1.30%	1.23%
Net investment loss	(0.42	)%(4)(7)	(0.12	)%(4)	(0.44	)%(4)	0.09	%(4)	(0.63)%	(0.78)%
Rebate from Morgan Stanley affiliate	0.01	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$25,956		$28,530		$25,032		$71,418		$74,084	$90,526
Portfolio turnover rate	4	%(6)	20%		32%		60%		57%	88%

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Morgan Stanley Capital Opportunities Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client

Morgan Stanley Capital Opportunities Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 869-6397
Monday–Friday between 8a.m. and 8p.m. (EST)

•  Writing to us at the following address:
Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Morgan Stanley Capital Opportunities Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2010 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley
Capital Opportunities
Trust

Semiannual Report

May 31, 2010

CPOSAN
IU10-02706P-Y05/10

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Capital Opportunities Trust

/s/ Randy Takian
Randy Takian
Principal Executive Officer
July 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
July 20, 2010

/s/ Francis Smith
Francis Smith
Principal Financial Officer
July 20, 2010

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